                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

November 17, 2000

-------------------------------------------------------------------------------

                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------

               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                     0-26873
                                     -------
                            (Commission File Number)


                                 One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibit is filed herewith:


     Exhibit  99.1        Selected presentation slide used on November 17, 2000.



ITEM 9:  REGULATION FD DISCLOSURE.

On November 17, 2000, Digex, Inc. held an Analyst Day for financial analysts and others, which was available through a live presentation together with the accompanying slides.

The data shown in the selected financial update presentation slides used at the event are attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference. Statements contained in this presentation regarding expected financial results and other planned events are forward looking statements, subject to uncertainties and risks, including, but not limited to, the demand for Digex's services and the ability of Digex to successfully implement its strategies, each of which may be impacted, among other things, by economic, competitive or technological conditions.

Actual results may differ materially from those anticipated in the forward-looking statements due to risks, uncertainties or actual events differing from the assumptions underlying these statements. These and other applicable risks are summarized under the caption "Risk Factors" in the Company's annual 10K filing, and are updated periodically through the filing of reports and registration statements with the Securities and Exchange Commission. Digex assumes no obligation to update any forward-looking information contained in this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 20, 2000


                               DIGEX, INCORPORATED
                                  (Registrant)

                                /s/ MARK K. SHULL
                              ---------------------
                                  Mark K. Shull
                      President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                                    Description
-----------                                    -----------

99.1                    Selected presentation slides used on November 17, 2000.